SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2007


       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-5 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-6
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             (Exact name of Registrant as specified in its Articles)

P-1  Texas             P-1: 0-17800      P-1: 73-1330245
                       P-3: 0-18306      P-3: 73-1336573
                       P-4: 0-18308      P-4: 73-1341929
P-3 through P-6:       P-5: 0-18637      P-5: 73-1353774
  Oklahoma             P-6: 0-18937      P-6: 73-1357375
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(State or other        (Commission       (I.R.S. Employer
jurisdiction of          File No.)       Identification)
incorporation or
organization)



                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [     ] Written  communications  pursuant to Rule 425 under the Securities
              Act (17 CFR 230.425)
      [     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
              (17 CFR 240.14a-12)
      [     ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [     ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8:   OTHER EVENTS

      Year End Values. The General Partner is required to provide year-end values of the Geodyne Institutional/Pension Energy Income P-1 Limited Partnership, Geodyne Institutional/ Pension Energy Income Limited Partnership P-3, Geodyne Institutional/ Pension Energy Income Limited Partnership P-4, Geodyne Institutional/Pension Energy Income Limited Partnership P-5, and Geodyne Institutional/Pension Energy Income Limited Partnership P-6 (collectively, the "Partnerships") underlying properties to its limited partners pursuant to the Partnerships' partnership agreements. Attached is a form of the letter to be sent to the limited partners on or about January 31, 2007, and a chart showing, on a per-unit basis, the 2006 Year-End Estimated Valuations for the Partnerships.

ITEM 9:   EXHIBITS

20.1 Form of letter to be sent to the limited partners of the Partnerships on or about January 31, 2007.

99.1     Chart  showing  on  a  per-unit  basis  the  2006  Year-End   Estimated
         Valuations for the Partnerships.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME P-1 LIMITED PARTNERSHIP
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-3
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-4
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-5
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-6

                                 By:  GEODYNE RESOURCES, INC.
                                      General Partner

                                        //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President
DATE: January 31, 2007



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